UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) April 23, 2012

SANTA FE GOLD CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-12974	84-1094315
(Commission File Number)	(IRS Employer Identification No.)

1128 Pennsylvania NE, Suite 200
Albuquerque, NM 87110
(Address of Principal Executive Offices)(Zip Code)

Registrant's Telephone Number, Including Area Code (505) 255-4852

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(   ) Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

(   ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a -12)

(   ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

(   ) Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Board of Directors (the “Board”) of Santa Fe Gold Corporation (the “Company”) announced the death of its Chairman, Lawrence G. Olson. W. Pierce Carson, CEO and a current director, has been named Chairman.

Mr. Olson became a director of the Company in 1999 and has served as Chairman since 2000. He also held the positions of President and CEO in 2000-2003.

The Board recognizes Mr. Olson’s dedication and service to the Company and wishes to extend its deepest sympathies to the Olson family.

A copy of the April 23, 2012 press release regarding Mr. Olson’s death is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits. (

c) Exhibits

The following exhibits are filed herewith:

Exhibit
Number	Description

99.1	Press Release dated April 23, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

SANTA FE GOLD CORPORATION
(Registrant)

Date: April 23, 2012	/s/ W. Pierce Carson
W. Pierce Carson
Chief Executive Officer

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